                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

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                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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                                                Rule 14a-6(e)(2))
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
[GENELINK LOGO]

December 1, 2000


TO OUR SHAREHOLDERS:

Enclosed along with this letter is a Notice of Annual Meeting of Shareholders scheduled for December 27, 2000 and the accompanying Proxy Statement and Proxy.

I would like to take this opportunity to bring you up to date on some exciting developments concerning the Company;

-- GeneLink is extremely excited about its new relationship with HealthScreen America, a personal health management company. HealthScreen provides medical services that help determine your risk for diseases such as osteoporosis, cancer, heart disease and diabetes, through CT scans other imaging tests. We have entered into a letter of intent with HealthScreen America, whereby HealthScreen will offer our DNA banking services to all its clients.

-- While our patents are still pending, we hope to have an answer from the U.S. Patent Office early next year.

-- GeneLink continues to penetrate the deathcare industry. We have engaged the services of Ronald P. Robertson as Director of Special Markets. Mr. Robertson has over thirty years experience as a sales and marketing executive in the funeral and cemetery industries, most recently as Vice President of Sales for The Loewen Group International, Inc. Mr. Robertson will focus on the cemetery and cremation industries.

-- We have entered into a Distribution and Supply Contract with LifeLink Genetics, Inc. Based in Iowa, LifeLink Genetics is a newly developed company to specifically market GeneLink's DNA Collection Kit to the deathcare industry, focusing on the cemetery and cremation business. This Supply Contract will generate an instant revenue stream for our products.

-- GeneLink has been endorsed by the International Order of the Golden Rule, an organization of 1,000 independently owned funeral homes, and we have signed up the initial responses and scheduled training for this month.

-- Prime Business Successions, Inc., owner of 140 funeral homes, continues to offer our product, and sales are steadily increasing on a monthly basis.

-------------------------------------------------------------------------------
P.O. Box 3212 - Margate, New Jersey 08402 - (609) 823-6991 - Fax (609) 823-6616
               Email: genelink@aol.com - Web Address: bankdna.com

-- GeneLink's contract with the University of North Texas Health Science Center at Fort Worth now includes 75 year storage terms for GeneLink clients, which storage is guaranteed by the University. We believe that GeneLink is the only DNA banking company that offers DNA storage for this length of time.

-- We have attended the National Genetic Counselors Convention held in Georgia last month, and we hope to continue to receive their support. GeneLink has been a supporter of the National Genetic Counselors organization for the past
4 years.

-- GeneLink's investment banking firm, Brennan, Dyer & Company, continues their support for the Company and continues to raise capital for the Company.

We look forward to a very exciting and successful year. We wish you and your families a Happy, Healthy & Prosperous New Year.

Very truly yours,



/s/ John R. DePhillipo
----------------------
John R. DePhillipo
Chairman/CEO

                                 GENELINK, INC.
                              100 S. Thurlow Street
                            Margate, New Jersey 08402


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 27, 2000


To the Shareholders of Genelink, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of Genelink, Inc. (the "Company"), a Pennsylvania corporation, will be held at 9:00 a.m. on December 27, 2000 at Tropicana Hotel & Casino Resort, Pageant Room, Brighton Avenue and the Boardwalk, Atlantic City, New Jersey (the "Meeting"), for the following purposes:

1. To elect two (2) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified,

2.       To approve the Company's 2000 Stock Option Plan, and

3. To transact such other business as may properly be brought before the Meeting or any adjournment(s) thereof.

         Only shareholders of record at the close of business on November 30, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         Whether or not you plan to be present at the Meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The giving of such proxy will not affect your right to vote in person should you later decide to attend the Meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                     By Order of the Board of Directors,



                                     John R. DePhillipo
                                     Chairman of the Board

Margate, New Jersey
December 1, 2000

                                 GENELINK, INC.
                              100 S. THURLOW STREET
                            MARGATE, NEW JERSEY 08402


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 27, 2000

         This Proxy Statement is furnished to shareholders of Genelink, Inc. (the "Company"), a Pennsylvania corporation, in connection with the solicitation of proxies on behalf of the management of the Company for use at the Annual Meeting of Shareholders to be held at Tropicana Hotel & Casino Resort, Pageant Room, Brighton Avenue and the Boardwalk, Atlantic City, New Jersey on December 27, 2000 at 9:00 a.m., and at any and all adjournments thereof (the "Meeting"), for the purpose of considering and acting upon the matters referred to in the preceding Notice of Annual Meeting and more fully discussed below.

         This Proxy Statement and the accompanying form of proxy were first mailed to shareholders of the Company entitled to notice of, and to vote at, the Meeting on or about December 1, 2000.

Quorum and Voting

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding is necessary to constitute a quorum at the Meeting. Shareholders are entitled to one vote per share of Common Stock held on any matter which may properly come before the Meeting. Any shareholder executing and delivering the accompanying proxy has the power to revoke the same by giving notice to the Secretary of the Company. The presence at the Meeting of a shareholder will not revoke his proxy. Proxies in the accompanying form which are properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions therein. The candidates receiving the highest number of votes up to the number of directors to be elected shall be elected directors of the Company. IF NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL TO BE ACTED UPON, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THE PROXY AND FOR APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN. No matter is expected to be considered at the Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the Meeting for action, it is intended that the persons named in the proxy and acting thereunder will vote their discretion on such matters.

Record Date and Shares Outstanding

         The close of business on November 30, 2000, has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. The stock transfer books will not be closed. As of November 30, 2000, there were issued and outstanding 12,814,832 shares of the Company's Common Stock.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth information as of November 30, 2000 regarding (i) each person known to the Company to beneficially own more than five percent of its Stock and (ii) the Company's directors as a group.

                                                                                             Approximate
                                                   Number of Shares                          Percentage
                 Name                             Beneficially Owned                    Of Stock Outstanding
                 ----                             ------------------                    --------------------
        Robert P. Ricciardi(1)                         4,250,000                               24.99%

        Edmund T. and
        Linda J. DelGuercio                            2,250,000                               17.64%

        John R. DePhillipo(2)                          1,978,820                               13.43%

        Maria DePhillipo(3)                            1,768,800                               13.87%


        Directors as a Group                           6,228,820(1)(2)                         38.42%

(1) Includes options to acquire 400,000 shares at an exercise price of $0.10 per share and options to acquire 1,000,000 shares at an exercise price of $1.00.

(2) Includes options to acquire 478,820 shares at an exercise price of $0.10 per share, options to acquire 500,000 shares at an exercise price of $0.20 per share and options to acquire 1,000,000 shares at an option price of $1.00 per share. Mr. DePhillipo is the spouse of Maria DePhillipo.

(3) Maria DePhillipo is the trustee of various family trusts owning an aggregate of 400,000 shares of Common Stock and disclaims any beneficial ownership of these shares. Maria DePhillipo is the spouse of John R. DePhillipo.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                              Long-Term
                         Year           Annual Compensation                 Compensation
                         ----    -------------------------------     ------------------------

                                                                      Awards          Payouts
                                                                      ------          -------
          (a)            (b)       (c)        (d)        (e)            (f)          (g)           (h)            (i)
                                                        Other                     Securities
                                                        Annual       Restricted   Underlying
                                                       Compen-          Stock      Options/       LTIP         All Other
                                  Salary    Bonus       sation        Award(s)     SARs (#)      Payouts      Compensation
                                   ($)        ($)        ($)             ($)                       ($)            ($)
                                  ------    -----       ------        --------     --------      -------      ------------
JOHN DePHILLIPO, CHIEF
EXECUTIVE OFFICER
                         1999    $137,500   -------    --------      ---------     --------     $100,000(2)         $2,400(3)

                         1998    $125,000   -------    --------      ---------     --------     $200,000(2)         $4,445(3)

                         1997    --------   -------    $110,000(1)   ---------     --------      --------            -----


ROBERT P. RICCIARDI,     1999    $ 60,000   -------    --------      ---------     --------     $100,000(2)          -----
TREASURER
                         1998    $ 30,000   -------    --------      ---------     --------     $100,000(2)          -----

                         1997    --------   -------    --------      ---------     --------     --------             -----


WILLIAM PARISI,          1999    --------   -------    --------      ---------     --------     --------             -----
PRESIDENT
                         1998    --------   -------    --------      ---------     --------     --------             -----

                         1997    --------   -------    $ 45,000(1)   ---------     --------     --------             -----


TABLE
-----
  (1) - Represents the value of compensation expense relating to cash received and treated as subscriptions receivable

  (2) - Represents the value of vested $ .10 options issued for deferred compensation

  (3) - Represents the cost of life insurance premiums provided from the Company

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                    Potential Realizable Value at
                                                                                    Assumed Annual Rates of Stock
                                      Individual Grants                           Price Appreciation for Option Term
    ----       ---------------------------------------------------------------    -----------------------------------
     (a)            (b)             (c)               (d)              (e)              (f)               (g)
                 Number of
                Securities       Percent of
                Underlying     Total Options/
                  Option/     SARs Granted to     Exercise of
               SARs Granted     Employees in      Base Price        Expiration
    Name            (#)         Fiscal Year         ($/Sh)             Date           5% ($)            10%($)
    ----            ---         -----------         ------             ----           ------            ------
   John R.
 DePhillipo      1,000,000           45.3%             $1.00          07/01/04            $0                $0

  Robert P.
  Ricciardi      1,000,000           45.3%             $1.00          07/01/04            $0                $0

                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES

          (a)                   (b)                (c)                     (d)                         (e)

                                                                   Number of Securities        Value of Unexercised
                                                                  Underlying Unexercised           In-the-Money
                                                                  Options/SARs at Fiscal      Options/SARs at Fiscal
                          Shares Acquired                              Year-End (#)                Year-End ($)
          Name            On Exercise (#)    Value Realized     Exercisable/Unexercisable    Exercisable/Unexercisable
          ----            ---------------    --------------     -------------------------    -------------------------


   John R. DePhillipo         621,180           $163,212            378,820/1,300,000            $ 7,882/$40,000

  Robert P. Ricciardi            0                  0               800,000/1,200,000            $40,000/$60,000

Employment Agreements with Executive Officers

         The Company entered into an employment agreement with John R. DePhillipo, the Chief Executive Officer and President of the Company, dated February 24, 1998, which provides for an initial salary of $125,000 per year, an initial term of five (5) years, benefits, a grant of options to acquire 1,200,000 shares at an exercise price of $0.10 per share, 800,000 of which have vested, with the remaining balance vested in equal annual installments of 200,000 each, commencing January 1, 2001, registration rights and a two (2) year restrictive covenant.

         The Company entered into a consulting agreement with Dr. Ricciardi dated, February 24, 1998, which provides for initial compensation of $30,000 per year in 1998 and $60,000 per year in 1999, an initial term of five (5) years, the grant of options to acquire 1,000,000 shares at an exercise price of $0.10 per share, 600,000 of which have vested, with the remaining balance vesting in equal installments of 200,000 each, commencing January 1, 2001, registration rights, and requires Dr. Ricciardi to perform eight (8) hours of consulting services per week.

Compensation of Directors

         Directors of the Company are not paid any fees for service as directors of the Company.

                        REPORT ON EXECUTIVE COMPENSATION

Introduction

         The Board of Directors is responsible for establishing and maintaining the Company's executive compensation program which is designed to attract and retain executives who are committed to the long-term success of the Company and the enhancement of shareholder value.

Compensation Components

         Base salary is received annually and any increases are based on the performance of the Company. Due to the Company's financial and cash flow position, it was not able to make regular payments of monetary compensation to any of its executive officers under the agreements described above throughout 1999. The incentive compensation component is paid in the form of stock option grants. The Board has taken into consideration the inability of the Company to pay monetary compensation to its executive officers in determining the number of stock options it granted to the Company's executive officers in 1999.


              COMPARISON OF 13 MONTH CUMULATIVE TOTAL RETURN AMONG GENELINK, INC., THE S & P SMALLCAP 600 INDEX AND THE S & P HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) INDEX

                                                                    11/24/1998         12/1998           12/1999
                                                                    ----------         -------           -------
Genelink, Inc.                                                          100.00            78.67            16.67
S & P Smallcap 600                                                      100.00           112.38           126.32
S & P Health Care (medical products and supplies)                       100.00           114.01           105.60

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         In accordance with the Company's By-Laws, the number of directors has been fixed at two (2) and, accordingly, two (2) directors will be elected at the Meeting. Each director elected will serve as a director until his or her successor is elected and shall have qualified. The two (2) persons named below are management's nominees for election as directors and are the current members of the Company's Board of Directors.

         Management has no reason to believe that any of its nominees will be unable to serve if elected to office and, to the knowledge of management, its nominees intend to serve the entire term for which election is sought.

                                    NOMINEES

         Information with respect to each of management's nominees is set forth in the following table:

                                                                                 Shares of Stock
                                                                                  Beneficially         Approximate
                                                                                   Owned as of     Percentage of Stock
                                     Name                                            11/3/00           Outstanding
                                     ----                                            -------           -----------
JOHN R. DEPHILLIPO, 58, Chairman, Chief Executive Officer, President,             1,978,820(1)            13.43%
Secretary and Director of the Company.  Mr. DePhillipo, educated at Temple
University in Business Administration, served from 1990 to 1994 as the
Chairman/CEO of Applied Safety, Inc., which developed a retro-fit driver's side airbag for installation in new or used vehicles.  In August 1994,
Applied Safety ceased operations and entered into a license and royalty agreement with a New York Stock Exchange company which was a worldwide manufacturer and supplier of airbags.  In October 1995, after a lawsuit was filed in Florida by the other party seeking to terminate the agreement and avoid future royalty payments, Applied Safety filed for protection under Chapter 11 of the U.S. Bankruptcy Code, Case #95-17950 DAS.  In September 1997, Applied
Safety's plan was confirmed by the bankruptcy court, and Applied Safety has emerged from bankruptcy.

ROBERT P. RICCIARDI, PH.D., 53, Treasurer and Director of the Company.  Dr.       4,250,000(2)            24.99%
Robert Ricciardi is a Professor of Microbiology at the University of
Pennsylvania, where he is Chairman of the Microbiology and Virology Program
of the Molecular Biology Graduate Group.  He received his Ph.D. from the
University of Illinois at Urbana in cellular biology.  He was a postdoctoral fellow at Brandeis University and Harvard Medical School in the Department of
Biological Chemistry and was awarded fellowships by the American Cancer
Society, National Institute of Health and Charles A. King Trust.  He
developed one of the first techniques in molecular biology which has been widely used both to map genes and determine the proteins they encode.  While most of his research has centered on basic mechanisms of cancer, he has developed, patented and has a patent pending for recombinant delivery vectors for use as vaccines and for potential use in gene therapy.  Dr. Ricciardi has served as a consultant to The National Institutes of Health, Smith Kline and
Beecham's Department of Molecular Genetics, and Children's Hospital of
Philadelphia's Department of Infectious Disease.  He has authored 55 publications, has been awarded a NATO Visiting Professorship at Ferrara
Medical School, Italy, and has been an invitational speaker at various scientific meetings and a seminar guest speaker at the Mayo Clinic and Johns
Hopkins University.

(1) Includes options to acquire 478,820 shares at an exercise price of $0.10 per share, options to acquire 500,000 shares at an exercise price of $0.20 per share and options to acquire 1,000,000 shares at an option price of $1.00 per share.

(2) Includes options to acquire 400,000 shares at an exercise price of $0.10 per share and options to acquire 1,000,000 shares at an exercise price of $1.00.

          PROPOSAL 2 - APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN

         At the Meeting there will be presented to the Stockholders for their approval a 2000 Incentive Stock Option Plan (the "2000 Stock Option Plan"), which was adopted by the Board of Directors on May 22, 2000, subject to the approval of the Company's Shareholders.

         The 2000 Stock Option Plan shall be administered by the Board of Directors. Both members of the Board of Directors are officers of the Company and, individually, are holders of greater than ten percent of the outstanding and issued shares of the Company.

         The complete text of the 2000 Stock Option Plan appears as Exhibit A to the Proxy Statement. While its main features are summarized below, such summary is in all respects subject to the complete text of the 2000 Stock Option Plan set forth in Exhibit A.

Purposes of the Plan

         The purposes of the 2000 Stock Option Plan are to enable the Company to attract and retain the services of key employees and persons with managerial, professional or supervisory responsibilities, including, but not limited to, members of the Board of Directors, officers of, and consultants to, the Company, responsible for the past and continued success of the Company, and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success.

Type and Amount of Option Grants

         The maximum number of shares of the Company's Common Stock which may be subjected to options granted under the 2000 Stock Option Plan is 2,500,000, subject to adjustment in accordance with Section 4.1 of the 2000 Stock Option Plan, and will consist of incentive stock options and non-qualified stock options.

Eligibility

         Under the 2000 Stock Option Plan, grants of options may be made to those persons who the Board of Directors determines have the capacity to make a substantial contribution to the success of the Company. Grants of incentive stock options may be made only to employees of the Company.

Terms of Incentive Stock Option Grants

         The 2000 Stock Option Plan contemplates that incentive stock options may be granted with respect to shares of Common Stock by the Board of Directors, in accordance with the provisions of the 2000 Stock Option Plan, which include:

         (a) Each incentive stock option granted shall be evidenced by a written agreement, which agreement shall state the number of shares of Common Stock which may be purchased upon exercise of such incentive stock option.

         (b) Each grant shall, in no event, be less that one hundred percent (100%) of the fair market value of a share of Common Stock on the date the incentive stock option is granted.

         (c) No incentive stock options shall be exercised more than 10 (ten) years from the date of grant of such incentive stock option (5 (five) years from the date of grant in the case of an optionee who owns 10% or more of the outstanding stock of the Company).

         (d) Incentive stock options shall vest as determined by the Board of Directors.

         (e) Successive grants may be made to the same individual whether or not any options previously granted to such individual remain unexercised.

         (f) Incentive stock options granted under the 2000 Stock Option Plan are intended to qualify under Section 422 of the Internal Revenue Code as "Incentive Stock Options."

         Agreements evidencing incentive stock options may contain such other terms and provisions, consistent with the 2000 Stock Option Plan, as the Board of Directors may approve. Shares covered by incentive stock options which are terminated for any reason or expire unexercised may be made the subject of new incentive stock options.

Federal Tax Consequences of Incentive Stock Options

         Under present provisions of the Internal Revenue Code, as long as options under the 2000 Stock Option Plan qualify as "incentive stock options," they will not result in taxable income to the optionee or a deduction to the Company at the time granted nor, if holding period requirements are observed, at the time exercised. If the optionee holds the stock more than two years from date of grant and one year from date of exercise, the optionee's gain or loss will be recognized as capital gain or loss at the time the stock is purchased, pursuant to the option, is sold or otherwise disposed of, and the Company will not be entitled to any deduction in computing its taxable income as a result of the grant or exercise of the option. If these holding requirements are not met, in general, the optionee will recognize ordinary taxable income and the Company will be entitled to a deduction measured by the excess of the fair market value of the shares of Common Stock at the time of exercise over the option price.

         The tax basis to the optionee for stock acquired on exercise of the incentive stock option would be the fair market value at the date the option was granted. The difference between the fair market value at the date of exercise and the option price of the incentive stock option will be an item of tax preference to the optionee. Thus, it will have to be included when making the alternative minimum tax calculation for the year in which the incentive stock option was exercised.

Terms of Non-Qualified Stock Option Grants

         (a) Each grant shall, in no event, be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the option is granted.

         (b) Non-qualified stock options granted under the 2000 Stock Option Plan are exercisable at such rate and during such periods as determined by the Board of Directors.

         (c) Upon exercise of a non-qualified stock option, payment in full of the exercise price must be made in cash or upon cashless exercise.

         (d)  Options shall vest as determined by the Board of Directors.

         Agreements evidencing non-qualified stock options may contain such other terms and provisions, consistent with the 2000 Stock Option Plan, as the Board of Directors may approve. Shares covered by non-qualified stock options which are terminated for any reason or expire unexercised may be made the subject of new non-qualified stock options.

Federal Tax Consequences of Non-Qualified Stock Options

         An optionee receiving non-qualified stock options will not realize taxable income upon the granting of a non-qualified stock option under the 2000 Stock Option Plan, nor would the Company be subject to a deduction upon such grant. Upon the exercise of a non-qualified stock option, the optionee shall realize compensation income in the amount of the excess of the fair market value of the Common Stock on the day of exercise over the option exercise price, and the Company will receive a corresponding deduction. The tax basis of any Common Stock received will be the fair market value of such shares on the date the option is exercised.

         Upon the exercise of a non-qualified stock option, the Company is entitled to require as a condition of delivery of the shares of Common Stock that the optionee remit an amount sufficient to satisfy all federal, state and local withholding taxes relating thereto. An optionee has the right to use Common Stock of the Company whether owned or obtainable upon exercise of an option, to pay such withholding taxes.

General

         Options granted under the 2000 Stock Option Plan are not transferable by an optionee.

         The maximum number of shares of Common Stock that may be sold under the 2000 Stock Option Plan, and the number of shares and prices, are subject to adjustment to reflect stock splits, combination of shares, recapitalization, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants and similar events.

Approval by Shareholders

         The following options were granted on May 22, 2000, subject to shareholder approval of the 2000 Stock Option Plan:

              Name                      Options to Purchase Common Stock                   Exercise Price
              ----                      --------------------------------                   --------------
       John R. DePhillipo                          500,000(1)                                   $0.20
       Robert P. Ricciardi                         300,000(2)                                   $0.20


(1)      Incentive stock options.

(2)      Non-qualified stock options.

         The 2000 Stock Option Plan requires for its adoption the favorable vote of a majority of all of the shares present at the Meeting in person or by Proxy. If the 2000 Stock Option Plan is not approved, all incentive stock options granted to date pursuant to the 2000 Stock Option Plan shall be treated as non-qualified.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 2000 STOCK OPTION PLAN.


                                  OTHER MATTERS

         As of the date hereof, management does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the Meeting, it is the intention of the persons named in the proxies to vote the shares represented thereby in accordance with their best judgment on such matters.

         The expenses of soliciting proxies in the form included with this Proxy Statement and the cost of preparing, assembling and mailing materials in connection with such solicitation of proxies will be borne by the Company. In addition to the use of mail, the Company's directors, executive officers and employees may solicit proxies personally or by telephone or telegraph.


                                        By Order of the Board of Directors:


                                        John R. DePhillipo
                                        Chairman of the Board

Margate, New Jersey
December 1, 2000

                                  EXHIBIT "A"







                                 GENELINK, INC.

                             2000 STOCK OPTION PLAN

                                 GENELINK, INC.

                             2000 STOCK OPTION PLAN

         1.      PURPOSES OF THE PLAN

                 The purposes of this 2000 Stock Option Plan are to enable GeneLink, Inc. (the "Company") and its Subsidiaries to attract and retain the services of key employees and persons with managerial, professional or supervisory responsibilities, including, but not limited to, members of the Board of Directors, officers of, and consultants to, the Company and its Subsidiaries, responsible for the past and continued success of the Company and its Subsidiaries, and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company and its Subsidiaries by enlarging their personal stake in their success.

         2.      GENERAL PROVISIONS

                 2.1       Definitions

                           As used in the Plan:

                           (a) "Act" means the Securities Exchange Act of 1934, including any and all amendments thereto.

                           (b) "Board of Directors" means the Board of Directors of the Company.

                           (c) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

                           (d) "Committee" means the committee, if any, appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2.

                           (e) "Common Stock" means the Company's Voting Common Stock, $.01 par value.

                           (f)      "Company" means GeneLink, Inc., a
                                    Pennsylvania corporation.

                           (g) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock in the over-the-counter market, as reported by NASDAQ if the Common Stock is trading on the NASDAQ National Market; or, if the Common Stock is listed or traded on a national securities exchange in the event that the Fair Market Value is not on the date Fair Market Value is being determined, Fair Market Value means the last reported sale price of Common Stock on such exchange; in the event that the Fair Market Value is not determinable by any of the foregoing means, then the Fair Market Value shall be determined in good faith by the Board of Directors or the Committee, as the case may be, on the basis of such methods and considerations as the Board of Directors or the Committee, as the case may be, shall deem appropriate, including, but not limited to the last sale price by the Company of its Common Stock or any securities convertible into Common Stock.

                           (h) "Incentive Stock Option" means an option granted under the Plan which is intended to qualify as an incentive stock option under
                                    Section 422 of the Code.

                           (i) Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive Stock Option

                           (j) "Option Event" means the date upon which beneficial ownership (determined in accordance with Rule 13d-3 under the Act) of shares of the Company"s Common Stock are acquired (other than directly from the Company in exchange for cash or property) by any Person (as used in Sections 13 or 14 of the Act), other than any persons who is an officer or director of the Company on July 20, 1998, who thereby becomes the beneficial owner (as defined in Rule 13d-3 under the Act) of more than 20% of the issued and outstanding share of the Company"s Common Stock.

                           (k) "Participant" means a person to whom a Stock Option has been granted under the Plan.

                           (l)      "Plan" means this 2000 Stock Option Plan.

                           (m) "Stock Option" means an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

                           (n) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

                 2.2       Administration of the Plan

                           (a) The Plan shall be administered by the Board of Directors, provided, however that the Board of Directors may appoint a Committee to administer the Plan, which shall at all times consist of two (2) or more persons, each of whom shall be members of the Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairperson, and shall hold meetings at such times and places as it may determine.

                           (b) The Board of Directors or the Committee, as the case may be, shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it;
                                    (ii) make and interpret rules and
                                    regulations for the
                                    administration of the Plan and to make
                                    changes in and revoke such rules and
                                    regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Board of Directors or the Committee, as the case may be, of any provision of the Plan or of any Stock Option shall be final, binding and conclusive.

                           (c) The Board of Directors or the Committee, as the case may be, may act only by a majority of its members then in office; however, the Board of Directors or the Committee, as the case may be, may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Board of Directors or the Committee, as the case may be.

                           (d) No member of the Board of Directors or the Committee, as the case may be, shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Board of Directors or the Committee, as the case may be, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors or the Committee, as the case may be) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

                 2.3       Effective Date

                           The Plan shall be effective upon approval by the shareholders of the Company.

                 2.4       Duration

                           Unless sooner terminated by the Board of Directors, the Plan shall remain in effect until December 31, 2005.

                 2.5       Shares Subject to the Plan

                           The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 2,500,000. The maximum number of shares of Common Stock and the Stock Options shall be subject to adjustment in accordance with Section 4.1, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

                 2.6       Amendments

                           The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422 of the Code and any regulations issued thereunder; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

                           (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1); or

                           (b)      Extends the term of the Plan; or

                           (c) Increases the period during which a Stock Option may be exercised beyond ten (10) years from the date of grant; or

                           (d) Otherwise materially increases the benefits accruing to Participants under the Plan; or

                           (e) Materially modifies the requirements as to eligibility for participation in the Plan.

                           Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Option previously granted to such Participant.

                 2.7       Participants and Grants

                           Stock Options may be granted by the Board of Directors or the Committee, as the case may be, to those persons who the Board of Directors or the Committee, as the case may be, determines have the capacity to make a substantial contribution to the success of the Company. The Board of Directors or the Committee, as the case may be, may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitation of Section 2.5) as the Board of Directors or the Committee, as the case may be, may, in its sole discretion, determine. In granting Stock Options, the Board of Directors or the Committee, as the case may be, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified Stock Options to a Participant in such amounts as the Board of Directors or the Committee, as the case may be, may determine in its sole discretion.


         3.      STOCK OPTIONS

                 3.1       General

                           All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted and dated as of the applicable date of grant, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representation and other terms and conditions as the Board of Directors or the Committee, as the case may be, may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law. Each such grant shall be signed on behalf of the Company by a member of the Board of Directors or the Committee, as the case may be, or by an officer delegated such authority by the Board of Directors or the Committee, as the case may be.

                 3.2       Price

                           Subject to the provisions of Sections 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

                 3.3       Period

                           The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

                 3.4       Exercise

                           Subject to Section 4.4, Stock Options may be exercisable immediately upon the grant of the Stock Option or at such other time or times as the Board of Directors or the Committee, as the case may be, shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of whole shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

                 3.5       Payment

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
                           The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by
                           Section 4.3, may be paid:

                           (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

                           (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

                           (c)      By a combination of both (a) and (b) above.

                           The Board of Directors or the Committee, as the case may be, may, in its discretion, impose limitations. conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

                 3.6       Special Rules for Incentive Stock Options

                           Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock Options granted under the Plan:

                           (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or a Subsidiary.

                           (b) To the extent that the aggregate Fair Market Value of Common Stock, with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other Stock Option Plan of the Company, exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

                           (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise and the date of disposition.

                           (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common

                                    Stock purchasable upon exercise of such
                                    Incentive Stock Option is at least one
                                    hundred ten percent (110%) of the Fair
                                    Market Value (at the time the Incentive
                                    Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

                 3.7       Termination of Employment or Relationship

                           (a) In the event a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d), (e) or (f) while such Participant holds Stock Options, then all rights of any kind under any outstanding Stock Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

                           (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six (6) months after termination unless such Stock Option expires earlier by its terms. For purposes of the Plan, "total disability" shall mean permanent mental or physical disability as determined by the Board of Directors or the Committee, as the case may be.

                           (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six (6) months after such Participant's death unless such Stock Option expires earlier by its terms.

                           (d) If a Participant's employment by the Company or a Subsidiary shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject hereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of three (3) months after termination, unless such Stock Option expires earlier by its terms.

                           (e) In the event the Company or a Subsidiary terminates the employment of a Participant who at the time of such termination had been continuously employed by the Company or a Subsidiary during the five (5) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of three (3) months after such termination unless such Stock Option expires earlier by its terms. A termination for "good cause" shall have occurred only if the Participant in question is terminated, by written notice (i) because of his or her conviction of a felony for a crime involving an act of fraud or dishonesty, (ii) intentional acts or omissions on such Participant's part causing material injury to the property or business of the Company or any Subsidiary, or (iii) because such Participant shall have breached any material term of any employment agreement in place between such Participant and the Company or any Subsidiary and shall have failed to correct such breach within any grace period provided for in such agreement. "Good cause" for termination shall not include bad judgment or any act or omission reasonably believed by such Participant, in good faith, to have been in, or not opposed to, the best interests of the Company and its Subsidiaries.

                           (f) In the event of the termination of a Participant's service as a Director of the Company, who at the time of such termination had continuously served as a Director of the Company during the five (5) year period immediately preceding such termination, and such termination is for any reason except for such Participant's death or total disability or the removal of such Participant as Director (by the shareholders, the Board of Directors or otherwise) for "good cause" (as defined in
                                    Section 3.7(e)(i) and (ii)), each Stock
                                    Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of three (3) months after such termination unless such Stock Option expires earlier by its terms.

                 3.8       Effect of Leaves of Absence

                           It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type of leave of absence which is considered a continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety (90) days in duration, or (ii) the date as of which the Participant's right to re-employment shall have no longer been guaranteed either by statute or contract.

                 3.9       Acceleration and Redemption

                           Upon the occurrence of an Option Event, (a) all Stock Options granted and outstanding under the Plan shall become immediately exercisable in full regardless of any terms of said Stock Option to the contrary: and
                           (b) until the earlier to occur of the stated expiration date of the Stock Option and the expiration of the ninety (90) day period following written notice from the Company to all Participants of the occurrence of the Option Event, all Participants shall have the right to demand that the Company cancel and redeem any and all Stock Options held by the Participants by paying with respect to each such Stock Option a price equal to the difference between the purchase price per share of Common Stock subject to such Stock Option and the highest price that can be determined to have been paid by any Person (as that word is used in Section 2.1(j)) for any share or shares of the Company"s Common Stock prior to the earlier to occur of the stated expiration date of the Stock Option and the expiration of the aforementioned ninety (90) day demand period.

         4.      MISCELLANEOUS PROVISIONS

                 4.1       Adjustments Upon Changes in Capitalization

                           In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and class of shares as to which Stock Options may be granted and the maximum number of Stock Options which may be granted to any Participant in any consecutive twelve
                           (12) month period. A corresponding adjustment changing the number or class of shares and/or the exercise price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Board of Directors or the Committee, as the case may be, may in is discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section 4.1 shall be made by the Board of Directors or the Committee, as the case may be, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

                 4.2       Non-Transferability

                           No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his or her guardian or legal representative.

                 4.3       Withholding

                           The Company's obligations under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Board of Directors or the Committee, as the case may be, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Board of Directors or the Committee, as the case may be, for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

                 4.4       Compliance with Law and Approval of Regulatory Bodies

                           No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NASDAQ, if the Common Stock is listed on the NASDAQ National Market, and of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Board of Directors or the Committee, as the case may be, shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained the consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Board of Directors or the Committee, as the case may be, may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Board of Directors or the Committee, as the case may be, may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

                 4.5       No Right to Employment

                           Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

                 4.6       Exclusion from Pension Computations

                           By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

                 4.7       Abandonment of Options

                           A Participant or Eligible Director may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Board of Directors or the Committee, as the case may be, may from time to time prescribe. A Participant or Eligible Director shall have no further rights with respect to any Stock Option so abandoned.

                 4.8       Interpretation of the Plan

                           Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within Its meaning the plural and vice versa.

                 4.9       Use of Proceeds

                           Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

                 4.10      Construction of Plan

                           The place of administration of the Plan shall be in the Commonwealth of Pennsylvania, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the Commonwealth of Pennsylvania.

PROXY

                                 GENELINK, INC.

         The undersigned, a shareholder of Genelink, Inc. (the Company"), a Pennsylvania corporation hereby appoints John R. DePhillipo, as the true and lawful attorney and proxy of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held at Tropicana Hotel & Casino Resort, Pageant Room, Brighton Avenue and the Boardwalk, Atlantic City, New Jersey on December 27, 2000 at 9:00 a.m., or at any adjournment or adjournments thereof (the "Meeting"), with respect to all shares of the Company's Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, on the following matters:

1.       Election of Directors


[ ]   FOR all nominees listed below except as marked to      [ ]   WITHHOLD AUTHORITY to vote for all nominees
      the contrary below                                           listed below

John R. DePhillipo; Dr. Robert P. Ricciardi

2.       Approval of the Company's 2000 Stock Option Plan

[ ]   FOR               [ ]   AGAINST               [ ]   ABSTAIN

        THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR NAMED ABOVE AND FOR THE COMPANY'S 2000 STOCK OPTION PLAN.

         The undersigned hereby revokes any proxy heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms that the proxies listed on the reverse side, or either of them, may lawfully do by virtue hereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

         The undersigned hereby also acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

                                    Name:
                                          --------------------------------------

                                    Signature:
                                               ---------------------------------

                                    Number of Shares:
                                                      --------------------------

Dated: December _____, 2000

                                    Please date this proxy and sign your name exactly as it appears on your stock certificate. Where there is more than one owner, each should sign.

                                    PLEASE SIGN THIS PROXY AND RETURN IT
                                    PROMPTLY TO THE COMPANY VIA FACSIMILE AT
                                    609-823-6616 OR VIA COURIER, WHETHER OR NOT
                                    YOU EXPECT TO ATTEND THE MEETING. YOU MAY
                                    NEVERTHELESS VOTE IN PERSON IF YOU ATTEND.